EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Integrated Business Systems and Services, Inc. (the “Company”) on Form 10-KSB for the twelve month period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George E. Mendenhall, Chief Executive Officer of the Company, certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 26, 2004	By:	/s/ George E. Mendenhall

Name: George E. Mendenhall
Title: Chief Executive Officer,
Chief Financial Officer and
Chairman of the Board